UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2004

                                 Xenomics, Inc.
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             (Exact name of registrant as specified in its charter)


            Florida                                          04-3721895
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  (State or other jurisdiction                              IRS Employer
of incorporation or organization)                       Identification No.)

                        420 Lexington Avenue, Suite 1701
                            New York, New York 10170
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 438-8290


          -----------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

         On September 8, 2004, Dr. V. Randy White, the Chief Executive Officer of Xenomics, Inc. (the "Company") gave a presentation in Germany in which he stated that the Company had a peer-reviewed clinical database on more than 300 patients.

         The information furnished in Item 7.01 of this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 22, 2004                       XENOMICS, INC.



                                                By: /s/ V. Randy White
                                                   -----------------------------
                                                   V. Randy White
                                                   Chief Executive Officer

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